Table of Contents

Letter to Shareholders.................................................    1
Putting Your Fund's Performance in Perspective.........................    4
Active Core Fund
     Portfolio of Investments..........................................    6
     Statement of Assets and Liabilities...............................    9
     Statement of Operations...........................................   10
     Statement of Changes in Net Assets................................   11
     Financial Highlights..............................................   12
Limited Duration Fund
     Portfolio of Investments..........................................   13
     Statement of Assets and Liabilities...............................   15
     Statement of Operations...........................................   16
     Statement of Changes in Net Assets................................   17
     Financial Highlights..............................................   18
Notes to Financial Statements..........................................   19
Report of Independent Accountants......................................   22

EXPI ANR 2/99

                             Letter to Shareholders

February 1, 1999

Dear Shareholder,

         We are pleased to provide you our annual report for the 12-month period ended December 31, 1998. The strength of the U.S. Treasury market was one of the leading stories of 1998, particularly in the later half of the year. In July, the Asian financial crisis deepened, which caused a "flight-to-quality" and increased demand for U.S. Treasury securities. Subsequently, financial crisis in Russia and Latin America created pressure throughout the global capital markets. Despite relatively strong domestic economic fundamentals, the widening global economic crisis caused the Federal Reserve Board to lower the federal funds rate by a total of 75 basis points during the third and fourth quarter. In addition, the 30-year U.S. Treasury bond yield fell to a historical low of 4.72 percent in early October before rising to 5.09 percent at the end of the year.

Economic Review
         The U.S. economy continued to be characterized by solid growth and low inflation with yet another strong showing in the fourth quarter. Real gross domestic product (GDP) was expected to grow by 3.8 percent for 1998. This growth was supported by increases in nonfarm productivity, a strong housing market, low unemployment, and rising incomes. Mixed signals are emerging, however, as key economic indicators such as capacity utilization, industrial production, and orders for capital goods are beginning to show weakness. Further problems have occurred as our trade deficit has doubled from $8 billion per month in November, 1997 to approximately $15 billion per month by the end of 1998, as exports to Canada, Brazil, and Central America have fallen by as much as 20 percent during the past year.

Market Overview
         The Lehman Brothers Aggregate Index returned 8.69 percent for the year ended December 31, 1998. For the same 12-month period, the U.S. Treasury sector returned 10.03 percent. Compared to U.S. Treasuries, all domestic fixed-income sectors underperformed in 1998. The corporate bond sector, which returned 8.57 percent, fared the worst in terms of relative performance as the global economic uncertainty raised questions about the sustainability of U.S. corporate profits. Other sector total returns included 8.85 percent for U.S. government agency securities, 7.76 percent for asset-backed securities, and 6.96 percent for mortgage-backed securities.

Outlook
         The current economic expansion has lasted approximately 94 months, making it the longest peacetime expansion on record. The Federal Reserve now faces a formidable task as it attempts to monitor the global liquidity crunch while keeping the domestic economy on track. The recent reductions in the fed funds rate appear to be adequate to achieve the delicate balance between preserving stable growth and providing liquidity to the global markets to avoid financial crisis.

                                        1

                                                           Continued on page 2

Active Core Fund -Portfolio Strategy and Overview
         As of December 31, 1998, the Fund had a duration of 4.52 years, which was comparable to the 4.49-year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Index is a broad-based index that reflects the general performance of the U.S. investment-grade, fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents.
         During the period, we reduced our weighting in mortgage-backed securities as interest rates declined. The sharp drop in interest rates caused mortgages with coupons above 7 percent to experience historically high prepayments as investors opted to refinance in the lower interest rate environment. In addition, we reduced reinvestment risk by purchasing lower coupon mortgage securities with slower prepayment profiles. We intend to monitor this sector and look for opportunities to increase our weighting during the coming months.
         We added to our weighting in the corporate bond sector during the fourth quarter as larger yield premiums more adequately compensated investors. The sector weighting moved from an underweight position to a neutral market position. We continue to monitor this sector for relative value opportunities.
         Our largest sector weighting increase was in asset-backed securities. We increased our weighting in that sector by 10 percent as we saw a significant increase in the yield premiums offered to investors of those securities.
         The Active Core Fund generated a total return of 4.60 percent for the six-month period and 8.45 percent for the 12-month period ended December 31, 1998.

Limited Duration Fund -Portfolio Strategy and Overview
         As of December 31, 1998, the Fund had a duration of 1.6 years, which was comparable to the 1.6-year duration of the Fund's benchmark, the Lehman Brothers 1- to 3-Year Government Bond Index. The Lehman Brothers 1- to 3-Year Government Index is a broad-based index that reflects the general performance of Treasury bonds and U.S. agency debt issues, including publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate and foreign debt guaranteed by the U.S. government. The index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents.
         The short end of the U.S. Treasury yield curve benefited from the increased demand for short-term U.S. Treasury securities as well as from the Fed rate cuts. The 2-year Treasury note yield declined from 5.64 percent to 4.53 percent during the year. We have maintained and intend to continue to maintain a portfolio composed of modest positions diversified among various sectors.
         The Limited Duration Fund generated a total return of 3.73 percent for the six-month period and 6.65 percent for the 12-month period ended December 31, 1998.

                                        2

                                                           Continued on page 3

Summary
         We believe 1999 will continue to present challenges for fixed-income portfolios. We expect that we will continue to meet these challenges through appropriate risk management and our disciplined investment style. The balance of the report provides additional details about the funds. We appreciate your investment in the Explorer Trust Funds and your confidence in our institutional asset management team.

Sincerely,


/S/ Edward A. Treichel

Edward A. Treichel
Director of Institutional Asset Management

                 Putting Your Fund's Performance in Perspective


      As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

o        Illustrate the market environment in which your Fund is being managed.
o Reflect the impact of favorable market trends or difficult market conditions.
o Help you evaluate how your Fund's management team has responded to opportunities and challenges.

     The following graph compares your Fund's performance to that of Lehman Brothers Aggregate Bond Index over time. This index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.


      Growth of a Hypothetical $10,000 Investment
      Explorer Institutional Active Core Fund vs. the Lehman Brothers Aggregate Bond Index (April 23, 1996, through December 31, 1998)

[Line Chart]
EXLORER FUND
Active Core

LB Aggregate Bond Index

Month          Index           Fund

Apr-96      $ 10,000.00     $ 10,000.00
Apr-96      $  9,944.00     $  9,967.00
May-96      $  9,924.11     $  9,950.00
Jun-96      $ 10,057.10     $ 10,061 00
Jul-96      $ 10,084.25     $ 10,080.00
Aug-96      $ 10,067.1l     $ 10,040.00
Sep-96      $ 10,242.27     $ 10,214.00
Oct-96      $ 10,469.65     $ 10,432.00
Nov-96      $ 10,648.68     $ 10,610.00
Dec-96      $ 10,549.65     $ 10,520.00
Jan-97      $ 10,582.35     $ 10,545.00
Feb-97      $ 10,608.81     $ 10,566.00
Mar-97      $ 10,491.05     $ 10,455.00
Apr-97      $ 10,648.42     $ 10,595.00
May-97      $ 10,749.58     $ 10,684.00
Jun-97      $ 10,877.50     $ 10,793.00
Jul-97      $ 11,171.19     $ 11,086.00
Aug-97      $ 11,076.24     $ 10,990.00
Sep-97      $ l1,240.16     $ 11,142.00
Oct-97      $ 11,403.15     $ 11,309.00
Nov-97      $ 11,455.60     $ 11,343.00
Dee-97      $ 11,571.30     $ 11,459.00
Jan-98      $ 11,719.41     $ 11,618.00
Feb-98      $ 11,710.04     $ 11,603.00
Mar-98      $ 11,749.85     $ 11,637.00
Apr-98      $ 11,810.95     $ 11,691.00
May-98      $ 11,923.16     $ 11,791.00
Jun-98      $ 12,024.50     $ 11,881.00
Jul-98      $ 12,049.76     $ 11,914.00
Aug-98      $ 12,246.17     $ 12,110.00
Sep-98      $ 12,532.73     $ 12,400.00
Oct-98      $ 12,466.30     $ 12,351.00
Nov-98      $ 12,537.36     $ 12,394.00
Dec-98      $ 12,574.97     $ 12,428.00



While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                 Putting Your Fund's Performance in Perspective


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

o        Illustrate the market environment in which your Fund is being managed.
o Reflect the impact of favorable market trends or difficult market conditions.
o Help you evaluate how your Fund's management team has responded to opportunities and challenges.

     The following graph compares your Fund's performance to that of Lehman Brothers 1- to 3-year Government Bond Index over time. This index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

      Growth of a Hypothetical $10,000 Investment
      Explorer Institutional Limited Duration Fund vs. the Lehman
      Brothers 1- to 3-year Government Bond Index (April 23, 1996, through December 31, 1998)

Explorer Fund
Limited Duration
LB l-to 3-year Government Bond Index
Month          Index               Fund

Apr-96         $ 10,000.00       $ 10,000.00
Apr-96         $ 10,000.00        $ 9,997.00
May-96         $ 10,032.02        $ 9,993.00
Jun-96         $ 10,105.26       $ 10,071.00
Jul-96         $ 10,144.67       $ 10,109.00
Aug-96         $ 10,182.20       $ 10,117.00
Sep-96         $ 10,274.86       $ 10,215.00
Oct-96         $ 10,390.97       $ 10,337.00
Nov-96         $ 10,467.86       $ 10,426.00
Dee-96         $ 10,469.95       $ 10,414.00
Jan-97         $ 10,520.21       $ 10,454.00
Feb-97         $ 10.545.48       $ 10,480.00
Mar-97         $ 10,537.02       $ 10,458.00
Apr-97         $ 10,623.42       $ 10,551.00
May-97         $ 10,697.79       $ 10,614.00
Jun-97         $ 10,771.60       $ 10,686.00
Jul-97         $ 10,889.01       $ 10,802.00
Aug-97         $ 10,899.90       $ 10,811.00
Sep-97         $ 10,982.74       $ 10,893.00
Oct-97         $ 11,064.01       $ 10,956.00
Nov-97         $ 11,091.67       $ 10,996.00
Dec-97         $ 11,165.99       $ 11,069.00
Jan-98         $ 11,273.18       $ 11,166.00
Feb-98         $ 11,283.33       $ 11,176.00
Mar-98         $ 11,327.33       $ 11,217.00
Apr-98         $ 11,381.70       $ 11,266.00
May-98         $ 11,442.03       $ 11,331.00
Jun-98         $ 11,501.52       $ 11,382.00
Jul-98         $ 11,555.58       $ 11,433.00
Aug-98         $ 11.696.58       $ 11,554.00
Sep-98         $ 11,854.46       $ 11,720.00
Oct-98         $ 11,912.55       $ 11,759.00
Nov-98         $ 11,900.64       $ 11,776.00
Dec-98         $ 11,945,86       $ 11,806.00

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

         EXPLORER INSTITUTIONAL ACTIVE CORE FUND

         PORTFOLIO OF INVESTMENTS
         December 31, 1998

Par
Amount
(000)    Description                                        Coupon            Maturity          Market Value
------------------------------------------------------------------------------------------------------------
         Asset-Backed Securities 15.4%
 $125    American Express Credit Account Master Trust       5.900%              04/15/04 $          128,378
  75     American Express Credit Account Master Trust       6.400               04/15/05             78,330
  100    Citibank Credit Card Master Trust                  5.800               02/07/05            101,400
  200    CoMed Transitional Funding Trust                   5.390               06/25/05            200,822
  100    Equicredit Funding Trust                           6.855               10/15/28            102,514
  140    First NBC Credit Card Master Trust                 6.150               09/15/04            144,280
  150    First USA Credit Card Master Trust                 6.420               03/17/05            155,586
  100    Green Tree Financial Corp.                         6.330               11/01/29            102,440
  75     Household Affinity Credit Card                     5.600               05/15/02             75,513
  100    MBNA Credit Card Master Trust                      5.250               02/15/06             99,637
  100    Nationsbank Credit Card Master Trust               6.000               12/15/05            102,523
  175    Premier Auto Trust                                 5.820               02/06/02            176,916
  100    Standard Credit Card Master Trust                  5.950               10/07/04            102,005
  250    Toyota Auto Lease Trust                            6.350               04/26/04            253,888
                                                                                                  ---------
         Total Asset-Backed Securities                                                            1,824,232
                                                                                                  ---------
         Corporate Bonds 21.2%
         Aerospace/Defense 1.0%
  115    McDonnell Douglas Corp.                            6.875               11/01/06            121,732
                                                                                                  ---------
         Consumer Services 0.7%
  75     Hertz Corp.                                        7.000               07/01/04             78,153
                                                                                                  ---------
         Finance 7.8%
  100    American Express Credit Corp.                      6.500               08/01/00            101,713
  50     Ameritech Capital Funding Corp.                    6.150               01/15/08             51,907
  70     BankAmerica Corp.                                  6.250               04/01/08             72,112
  125    BancOne Corp.                                      7.000               03/25/02            130,479
  20     Capital One Bank                                   6.375               02/15/03             19,567
  75     Chase Manhattan Corp.                              7.125               06/15/09             82,097
  50     Citigroup, Inc.                                    6.875               02/15/2098           49,958
  100    Commercial Credit Group, Inc.                      6.625               11/15/06            105,000
  150    Deere (John) Capital Corp.                         5.350               10/23/01            149,172
  60     Finova Capital Corp.                               6.150               03/31/03             60,134
  100    First Union Corp.                                  6.400               04/01/08            104,935
                                                                                                  ---------
                                                                                                    927,074
                                                                                                  ---------
         Raw Materials/Processing Industries 4.2%
  75     Du Pont (E. I.) de Nemours & Co.                   6.750               09/01/07             82,202
  60     Goodyear Tire Rubber Co.                           6.375               03/15/08             60,923
  100    Nalco Chemical Co.                                 6.250               05/15/08            102,108
  150    Tyson Foods, Inc.                                  7.000               05/01/18            151,727
  100    Union Pacific Resources Group, Inc.                7.000               10/15/06             99,238
                                                                                                  ---------
                                                                                                    496,198
                                                                                                  ---------
         Retail 0.7%
  25     Nordstrom, Inc.                                    6.950               03/15/28             26,324
  50     Sears Roebuck Acceptance Corp.                     7.000               06/15/07             53,607
                                                                                                  ---------
                                                                                                     79,931
                                                                                                  ---------
         Corporate Bonds (Continued)
         Telecommunications 3.1%
$ 100    AT&T Corp.                                         7.750%              03/01/07           $115,654
  50     GTE North, Inc.                                    6.730               02/15/28             52,916
  100    MCI Communications Corp.                           6.500               04/15/10            105,709
  100    Sprint Capital Corp.                               6.125               11/15/08            102,165
                                                                                                  ---------
                                                                                                    376,444
                                                                                                  ---------
         Transportation 0.9%
  100    CSX Corp.                                          7.450               05/01/07            109,050
                                                                                                  ---------
         Utilities 2.8%
  15     Florida Power & Light Co.                          7.050               12/01/26             15,875
  25     Florida Power Corp.                                6.750               02/01/28             26,348
  100    Pacific Gas & Electric Co.                         6.250               08/01/03            103,456
  125    PacifiCorp                                         6.375               05/15/08            130,165
  50     Wisconsin Electric Power Co.                       6.625               11/15/06             53,787
                                                                                                  ---------
                                                                                                    329,631
                                                                                                  ---------
         Total Corporate Bonds 21.2%                                                              2,518,213
                                                                                                  ---------
         United States Government Agency Obligations 36.2%
  100    Federal Home Loan Banks                            5.905               12/23/02            103,013
  300    Federal Home Loan Banks                            5.690               06/19/03            307,299
  665    Federal Home Loan Mortgage Corp.                   5.630               01/10/03            677,316
  121    Federal Home Loan Mortgage Corp. Gold
          30 Year Pool #C00602                              6.000               02/01/28            119,394
  60     Federal Home Loan Mortgage Corp. Gold
          Convertible 15 Year Pool #G10270                  8.500               09/01/09             62,439
  76     Federal Home Loan Mortgage Corp. Gold
          Convertible 15 Year Pool #G10592                  6.500               10/01/11             77,480
  100    Federal National Mortgage Association
          Medium Term Note                                  5.280               03/01/99            100,117
  80     Federal National Mortgage Association
          Medium Term Note                                  6.800               04/08/02             84,272
  100    Federal National Mortgage Association
          Medium Term Note                                  6.520               07/11/07            108,026
  100    Federal National Mortgage Association PAC          7.000               10/25/09            103,084
  230    Federal National Mortgage Association PAC          6.500               04/18/20            230,283
  114    Federal National Mortgage Association Pool
          #250649                                           6.500               07/01/11            115,076
  110    Federal National Mortgage Association Pool
          #124561                                           7.500               11/01/22            113,459
  147    Federal National Mortgage Association Pool
          #303828                                           6.500               04/01/26            148,343
  130    Federal National Mortgage Association Pool
          #250569                                           6.000               05/01/26            128,288
  177    Federal National Mortgage Association Pool
          #429249                                           7.000               05/01/28            180,199
  75     Government National Mortgage Association
          Platinum 15 Year Pool #780419                     7.500               12/15/09             77,628
  100    Government National Mortgage Association
          Platinum Pool #780440                             8.500               11/15/17            107,613
  48     Government National Mortgage Association Pool
          #780157                                           9.500               08/15/22             52,370
  588    Government National Mortgage Association Pools     6.500         04/15/26 - 04/15/28       593,509
  322    Government National Mortgage Association Pool
          #462630                                           7.000               04/15/28            331,494
  440    Tennessee Valley Authority                         6.375               06/15/05            465,181
                                                                                                  ---------
         Total United States Government Agency Obligations                                        4,285,883
                                                                                                  ---------

         United States Treasury Obligations 22.6%
$ 85     United States Treasury Bonds                       8.125%              08/15/19           $113,497
  555    United States Treasury Notes                       6.000               08/15/00            566,871
  1,325  United States Treasury Notes                       5.875               11/30/01          1,370,964
  1,695  United States Treasury STRIPS (a)                      *         05/15/15 - 05/15/18       634,258
                                                                                                  ---------
                Total United States Treasury Obligations                                          2,685,590
                                                                                                  ---------

Total Long-Term Investments  95.4%
(Cost $10,970,743)                                                                               11,313,918

Short-Term Investments 3.9%
(Cost $461,779)                                                                                     461,779
                                                                                                 ----------
Total Investments 99.3%
(Cost $11,432,522)                                                                               11,775,697

Other Assets in Excess of Liabilities   0.7%                                                         78,080
                                                                                                 ----------
Net Assets    100.0%                                                                           $ 11,853,777
                                                                                                 ==========

*Zero coupon bond
(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration.

The following table summarizes the portfolio composition at December 31, 1998, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.

                  Portfolio Composition by Credit Quality **

      U.S. Government and Government Agency Obligations               61.6%
      AAA                                                             15.2
      AA                                                               8.7
      A                                                               10.6
      BBB                                                              3.0
      NR                                                               0.9
                                                                   -------
                                                                     100.0%
                                                                   =======

                   ** As a Percentage of Long-Term Investments

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998

ASSETS:
         Total Investments (Cost $11,432,522)                                                   $  11,775,697
         Cash                                                                                             361
         Interest Receivable                                                                          110,700
         Unamortized Organizational Costs                                                              22,269
                                                                                                   ----------
                           Total Assets                                                            11,909,027
                                                                                                   ----------

LIABILITIES:

         Payables:
                  Distributor and Affiliates                                                           18,336
                  Income and Capital Gain Distributions                                                   490
         Accrued Expenses                                                                              21,873
         Trustees' Deferred Compensation and Retirement Plans                                          14,551
                                                                                                   ----------
                           Total Liabilities                                                           55,250
                                                                                                   ----------
NET ASSETS                                                                                      $  11,853,777
                                                                                                   ==========
NET ASSETS CONSIST OF:
         Capital                                                                                $  11,512,187
         Net Unrealized Appreciation                                                                  343,175
         Accumulated Net Realized Gain                                                                  3,824
         Accumulated Distributions in Excess of Net Investment Income                                  (5,409)
                                                                                                   ----------
NET ASSETS                                                                                      $  11,853,777
                                                                                                   ==========

Net Asset Value Per Share (Based on net assets of $11,853,777
and 1,143,960 shares of beneficial interest issued and outstanding)                             $       10.36
                                                                                                   ==========

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998

INVESTMENT INCOME:
         Interest                                          $ 655,893
                                                           ---------
EXPENSES:
         Investment Advisory Fee                              33,025
         Legal                                                20,593
         Audit                                                16,728
         Custody                                              15,534
         Shareholder Services                                 15,065
         Accounting                                           14,419
         Trustees' Fees and Expenses                          13,188
         Amortization of Organizational Costs                  9,596
         Shareholder Reports                                   6,113
         Other                                                 1,988
                                                           ---------
             Total Expenses                                  146,249
             Less: Fees Waived and Expenses Reimbursed
                    ($33,025 and $61,914, respectively)       94,939
                   Credits Earned on Cash Balances             7,272
                                                           ---------
             Net Expenses                                     44,038
                                                           ---------
NET INVESTMENT INCOME                                      $ 611,855
                                                           =========
REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                 $  58,523
                                                           ---------
         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                    153,237
                  End of the Period                          343,175
                                                           ---------
         Net Unrealized Appreciation During the Period       189,938
                                                           ---------
NET REALIZED AND UNREALIZED GAIN                           $ 248,461
                                                           =========
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 860,316
                                                           =========

EXPLORER  INSTITUTIONAL ACTIVE CORE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1998 and 1997



                                                              Year Ended                Year Ended
                                                              December 31, 1998         December 31, 1997
FROM INVESTMENT ACTIVITIES:
         Operations:
         Net Investment Income                                 $        611,855          $        387,370
         Net Realized Gain                                               58,523                    97,464
         Net Unrealized Appreciation During the Period                  189,938                    71,773
                                                               ----------------          ----------------

         Change in Net Assets from Operations                           860,316                   556,607
                                                               ----------------          ----------------

         Distributions from Net Investment Income                      (611,855)                 (387,370)
         Distributions in Excess of Net Investment Income                    (4)                      (29)
                                                               ----------------          ----------------

         Distributions from and in Excess of
            Net Investment Income                                      (611,859)                 (387,399)

         Distributions from Net Realized Gain                           (81,810)                  (77,231)
                                                               ----------------          ----------------
         Total Distributions                                           (693,669)                 (464,630)
                                                               ----------------          ----------------


         NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES            166,647                    91,977
                                                               ----------------          ----------------

FROM CAPITAL TRANSACTIONS:

         Proceeds from Shares Sold                                    7,055,143                 1,850,000
         Net Asset Value of Shares Issued Through
            Dividend Reinvestment                                      690,436                    451,896
         Cost of Shares Repurchased                                   (996,722)                (3,095,946)
                                                              ----------------          ----------------
         NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          6,748,857                  (794,050)
                                                              ----------------          ----------------

TOTAL INCREASE/DECREASE IN NET ASSETS                                6,915,504                  (702,073)

NET ASSETS:
         Beginning of the Period                                     4,938,273                 5,640,346
                                                              ----------------          ----------------

         End of the Period (Including accumulated
         distributions in excess of net investment
         income of $5,409 and $3,598, respectively)           $     11,853,777          $      4,938,273
                                                             =================          ================

                     EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                              FINANCIAL HIGHLIGHTS
      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                        April 23, 1996
                                             Year              Year                     (Commencement
                                             Ended             Ended                    of Investment
                                             December 31,      December 31,             Operations) to
                                             1998              1997                     December 31, 1996
----------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of the Period    $     10.171      $      10.085            $      10.000
                                             ------------      -------------            -------------
 Net Investment Income                              0.579              0.626                    0.409
 Net Realized and Unrealized Gain                   0.258              0.249                    0.095
                                             ------------      -------------            -------------
 Total from Investment Operations                   0.837              0.875                    0.504
                                             ------------      -------------            -------------
 Less:
     Distributions from and in Excess
       of Net Investment Income                     0.574              0.626                    0.409
     Distributions from Net Realized Gain           0.072              0.163                    0.010
                                             ------------      -------------            -------------
 Total Distributions                                0.646              0.789                    0.419
                                             ------------      -------------            -------------
 Net Asset Value, End of the Period          $     10.362      $      10.171            $      10.085
                                             ============      =============            =============

 Total Return *                                      8.45%              8.93%                    5.20%**

 Net Assets at End of the Period
     (In millions)                                  $11.9               $4.9                     $5.6

 Ratio of Expenses to Average Net
     Assets* (a)                                     0.47%              0.60%                    0.40%

 Ratio of Net Investment Income to
     Average Net Assets*                             5.56%              6.19%                    5.98%

 Portfolio Turnover                                    79%               109%                      84%**

 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

 Ratio of Expenses to Average Net
     Assets (a)                                      1.33%              2.01%                    1.81%

 Ratio of Net Investment Income to
     Average Net Assets                              4.70%              4.78%                    4.57%


 ** Non-Annualized

 (a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .07% and .20% for the periods ended December 31, 1998, and December 31, 1997, respectively.

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND


                      PORTFOLIO OF INVESTMENTS
                               December 31, 1998



Description                                                                                      Market Value

                  Asset-Backed Securities 6.6%
$        30       American Express Credit Account Master Trust         6.400%       04/15/05    $      31,332
         10       CoMed Transitional Funding Trust                     5.390        06/25/05           10,041
         10       Equicredit Funding Trust                             6.855        10/15/28           10,251
         10       First NBC Credit Card Master Trust                   6.150        09/15/04           10,306
         15       First USA Credit Card Master Trust                   6.420        03/17/05           15,559
         30       Household Affinity Credit Card                       5.600        05/15/02           30,205
         30       MBNA Credit Card Master Trust                        6.600        11/15/04           31,315
         10       Nationsbank Credit Card Master Trust                 6.000        12/15/05           10,252
         10       Standard Credit Card Master Trust                    5.950        10/07/04           10,200
         20       Toyota Auto Lease Trust                              6.350        04/26/04           20,311
                                                                                                   ----------
                  Total Asset-Backed Securities                                                       179,772
                                                                                                   ----------

                  Corporate Bonds 20.6%
                  Finance 12.9%
         150      American Express Credit Corp.                        6.500        08/01/00          152,570
         25       Deere (John) Capital Corp.                           5.350        10/23/01           24,862
         175      Ford Motor Credit Co.                                5.750        01/25/01          176,323
                                                                                                   ----------
                                                                                                      353,755
                                                                                                   ----------

                  Raw Materials/Processing Industries  5.8%
         150      Du Pont (E. I.) de Nemours & Co.                     6.750        10/15/02          157,542
                                                                                                   ----------

                  Utilities 1.9%
         50       Pacific Gas & Electric Co.                           6.250        08/01/03           51,728
                                                                                                   ----------
                  Total Corporate Bonds                                                               563,025
                                                                                                   ----------

                  United States Government Agency Obligations 8.6%
         100      Federal Home Loan Banks                              5.690        06/19/03          102,433
         100      Federal National Mortgage Association
                      Medium Term Note                                 5.280        03/01/99          100,117
         30       Federal National Mortgage Association
                      Medium Term Note                                 6.800        04/08/02           31,602
                                                                                                   ----------
                  Total United States Government Agency Obligations                                   234,152
                                                                                                   ----------


                  United States Treasury Obligations 34.1%
         385      United States Treasury Notes                         5.875 11/15/99 - 11/30/01      394,124
         325      United States Treasury Notes                         6.750        04/30/00          333,645
         100      United States Treasury Notes                         6.250        02/15/03          105,820
         120      United States Treasury STRIPS (a)                        *        05/15/03           97,940
                                                                                                   ----------
                  Total United States Treasury Obligations                                            931,529
                                                                                                   ----------


Total Long-Term Investments  69.9%
(Cost $1,866,782)                                                                                   1,908,478

Short-Term Investments 30.4%
Federal Home Loan Banks Discount Note ($831,000 par, maturing 01/04/99, yielding 4.36%)
(Cost $830,603)                                                                                    $  830,603
                                                                                                   ----------

Total Investments 100.3%
(Cost $2,697,385)                                                                                   2,739,081

Liabilities in Excess of Other Assets   (0.3)%                                                         (7,879)
                                                                                                   ----------

Net Assets    100.0%                                                                               $2,731,202
                                                                                                   ==========

*Zero coupon bond
(a)      U.S. Treasury STRIPS (Separate Trading of Registered Interest and
         Principal Securities) are securities issued by the U.S. Treasury
         Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration.

The following table summarizes the portfolio composition at December 31, 1998, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.

                  Portfolio Composition by Credit Quality **

                  U.S. Government and Government Agency Obligations    61.1%
                  AAA                                                   9.4
                  AA                                                   19.0
                  A                                                    10.5
                                                                 ----------
                                                                      100.0%
                                                                 ----------

                  ** As a Percentage of Long-Term Investments

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS:

  Total Investments (Cost $2,697,385)                        $       2,739,081
  Cash                                                                     977
  Interest Receivable                                                   23,055
  Unamortized Organizational Expenses                                   22,737
                                                                    ----------
                    Total Assets                                     2,785,850
                                                                    ----------
LIABILITIES:

  Payables:
      Distributor and Affiliates                                        16,781
      Income and Capital Gain Distributions                              2,457
  Accrued Expenses                                                      20,859
  Trustees' Deferred Compensation and Retirement Plans                  14,551
                                                                    ----------
          Total Liabilities                                             54,648
                                                                    ----------
NET ASSETS                                                    $      2,731,202
                                                                    ==========
NET ASSETS CONSIST OF:

  Capital                                                     $      2,699,369
  Net Unrealized Appreciation                                           41,696
  Accumulated Net Realized Gain                                            683
  Accumulated Distributions in Excess
     of Net Investment Income                                          (10,546)
                                                                    ----------
NET ASSETS                                                    $      2,731,202
                                                                    ==========

Net Asset Value Per Share (Based on net assets
of $2,731,202 and 279,454 shares of
beneficial interest issued and outstanding)                   $           9.77
                                                                    ==========

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
         Interest                                                     $ 196,423
                                                                      ---------

EXPENSES:
         Legal                                                           20,457
         Audit                                                           19,628
         Shareholder Services                                            16,822
         Trustees' Fees and Expenses                                     13,188
         Custody                                                         13,026
         Accounting                                                      12,315
         Investment Advisory Fee                                         10,092
         Amortization of Organizational Costs                             9,797
         Shareholder Reports                                              6,113
         Registration and Filing Fees                                     1,263
         Other                                                              760
                                                                      ---------

                  Total Expenses                                        123,461
                  Less: Fees Waived and Expenses Reimbursed
                          ($10,092 and $92,743, respectively)           102,835
                           Credits Earned on Cash Balances                7,170
                                                                      ---------

                  Net Expenses                                           13,456
                                                                      ---------

NET INVESTMENT INCOME                                                 $ 182,967
                                                                      =========


REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                            $  91,400
                                                                      ---------

         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                                79,004
                  End of the Period                                      41,696
                                                                      ---------

         Net Unrealized Depreciation During the Period                  (37,308)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN                                      $  54,092
                                                                      =========


NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 237,059
                                                                      =========

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 1998 and 1997

                                                            Year            Year
                                                           Ended           Ended
                                                    December 31,    December 31,
                                                            1998            1997
                                                    ------------    ------------

FROM INVESTMENT ACTIVITIES:

   Operations:
   Net Investment Income                            $    182,967    $    471,577
   Net Realized Gain                                      91,400          25,119
   Net Unrealized Appreciation/Depreciation
     During the Period                                   (37,308)            872
                                                    ------------    ------------
   Change in Net Assets from Operations                  237,059         497,568
                                                    ------------    ------------
   Distributions from Net Investment Income             (182,967)      (471,577)
   Distributions in Excess
     of Net Investment Income                             (9,017)           (62)
                                                    ------------    ------------
   Distributions from and in Excess
     of Net Investment Income
                                                        (191,984)      (471,639)
   DIstributions from Net Realized Gain                  (90,705)       (14,667)
                                                    ------------    ------------
         Total Distributions                            (282,689)      (486,306)
                                                    ------------    ------------
   NET CHANGE IN NET ASSETS
     FROM INVESTMENT ACTIVITIES                          (45,630)         11,262
                                                    ------------    ------------
FROM CAPITAL TRANSACTIONS:

   Proceeds from Shares Sold                             410,033         705,000
   Net Asset Value of Shares Issued
     Through Dividend Reinvestment                       262,640         483,346
         Cost of Shares Repurchased                   (6,127,927)    (2,720,306)
                                                    ------------    ------------
   NET CHANGE IN NET ASSETS
     FROM CAPITAL TRANSACTIONS                        (5,455,254)    (1,531,960)
                                                    ------------    ------------
TOTAL DECREASE IN NET ASSETS                          (5,500,884)    (1,520,698)

NET ASSETS:
   Beginning of the Period                             8,232,086       9,752,784
                                                    ------------    ------------
   End of the Period (Including accumulated
     distributions in excess of net investment
     income of $10,546 and $1,541 respectively)     $  2,731,202    $  8,232,086
                                                    ============    ============

                  EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                              FINANCIAL HIGHLIGHTS
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

                                                                                                      April 23, 1996
                                                        Year                  Year                    (Commencement
                                                        Ended                 Ended                   of Investment
                                                        December 31,          December 31,            Operations) to
                                                        1998                  1997                    December 31, 1996
                                                        -----------           ------------            -----------------
Net Asset Value, Beginning of the Period                $    10.037           $     10.019            $    10.000

Net Investment Income                                         0.514                  0.574                  0.386
Net Realized and Unrealized Gain                              0.143                  0.036                  0.019
                                                        -----------           ------------            -----------------
Total from Investment Operations                              0.657                  0.610                  0.405
                                                        -----------           ------------            -----------------
Less:
   Distributions from and in Excess
     of Net Investment Income                                 0.583                  0.574                  0.386
   Distributions from Net Realized Gain                       0.338                  0.018                    -0-
                                                        -----------           ------------            -----------------
Total Distributions                                           0.921                  0.592                  0.386
                                                        -----------           ------------            -----------------
Net Asset Value, End of the Period                      $     9.773           $     10.037            $    10.019
                                                        ===========           ============            =================

Total Return*                                                  6.65%                  6.29%                  4.14%**

Net Assets at End of the Period (In millions)                  $2.7                   $8.2                   $9.8

Ratio of Expenses to Average Net Assets* (a)                   0.61%                  0.56%                  0.40%

Ratio of Net Investment Income
    to Average Net Assets*                                     5.44%                  5.74%                  5.68%

Portfolio Turnover                                               76%                    41%                    16%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                    3.67%                  1.86%                  1.40%

Ratio of Net Investment Income
    to Average Net Assets                                      2.38%                  4.59%                  4.68%

** Non-Annualized

(a) The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .21% and .16%, for the periods ended December 31, 1998, and December 31, 1997, respectively.

                        THE EXPLORER INSTITUTIONAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

1.  Significant Accounting Policies

The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.
      Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short-and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.
     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments are stated at value using market quotations, indications of value obtained from an independent pricing service, or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

C. Investment Income - Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

D. Organizational Costs - The Funds will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Funds' organization in the amount of $47,718 for Active Core Fund and $48,676 for Limited Duration Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen Management Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by Van Kampen are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.
      Net realized gains differ for financial reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.
      The following table presents the identified cost of investments at December 31, 1998 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation.

                                    Active Core           Limited
                                       Fund            Duration Fund
Cost of long-term and
  Short-term investments             $11,432,522             $2,697,526
                                   ==============    ==================
Aggregate gross
  Unrealized appreciation               $348,703                $42,381
Aggregate gross
  Unrealized depreciation                  5,528                    826
                                   --------------    ------------------
Net unrealized
  Appreciation                          $343,175                $41,555
                                   ==============    ==================

F. Distribution of Income and Gains - Each Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
      Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

      Permanent book and tax basis differences relating to the recognition of gains/losses on paydowns of mortgage pool obligations totaling $1,807 for Active Core Fund and $12 for Limited Duration Fund have been reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.
      For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 1998. Active Core designated and paid $46,940 as a 20% rate gain distribution for the fiscal year 1998. Limited Duration designated and paid $69,954 as a 20% rate gain distribution for the fiscal year 1998. In January 1999, the Funds provided tax information to shareholders for the 1998 calendar year.

G. Expense Reductions - During the year ended December 31, 1998, the custody fees for Active Core Fund and Limited Duration Fund were reduced by $7,272 and $7,170, respectively, as a result of credits earned on overnight cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of each of the Fund's Investment Advisory Agreements, the Adviser will provide investment advice and facilities to the Funds for an annual fee payable monthly as follows:

                Average Net Assets            % Per Annum
               --------------------          -------------
                First $1 billion               .300 of 1%
                Over $1 billion                .250 of 1%

       Van Kampen has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to Van Kampen without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse Van Kampen for fees waived and/or expenses assumed within the previous four years. Therefore, these cumulative expense subsidies totaling $232,264 and $254,369 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.
      For the year ended December 31, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $200 and $100, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Funds is an affiliated person. All of this expense has been assumed by Van Kampen.
           For the year ended December 31, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $14,400 and $12,300, respectively, representing Van Kampen's cost of providing accounting services to the Funds. All of this expense has been assumed by Van Kampen.
       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1998, Active Core Fund and Limited Duration Fund recognized expenses of approximately $14,600 each. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this expense has been assumed by Van Kampen.
       Certain officers and trustees of the Funds are also officers and directors of Van Kampen. The Funds do not compensate their officers or trustees who are officers of Van Kampen.
        The Funds provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is $2,500.
         At December 31, 1998, Van Kampen owned 5,000 shares of each of the
Funds.

3.  Capital Transactions

         There are an unlimited number of shares of beneficial interest of each Fund without par value authorized. For the year ended December 31, 1998, transactions in common shares were as follows:

                                     Active           Limited
                                      Core         Duration Fund
                                      Fund
                                 ---------------  ---------------
Beginning Shares                        485,509           820,195
Shares Sold                             688,318            40,755
Shares Issued
through                                  67,072            26,390
  Dividend Reinvestment
Shares Repurchased                     (96,939)         (607,886)
                                 ===============  ===============
Ending Shares                         1,143,960           279,454
                                 ===============  ===============
Capital at 12/31/98                 $11,512,187        $2,699,369
                                 ===============  ===============

For the period ended December 31, 1997, transactions in common shares were as follows:

                                     Active           Limited
                                    Core Fund      Duration Fund
                                  --------------  ----------------
Beginning Shares                        559,271            973,451
Shares Sold                             183,711             70,461
Shares Issued through
  Dividend Reinvestment                  44,685             48,307
Shares Repurchased                    (302,158)          (272,024)
                                  --------------  ----------------
Ending Shares                           485,509            820,195
                                  ==============  ================
Capital at 12/31/97                  $4,763,330         $8,154,623
                                  ==============  ================

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were $14,388,882 and $8,146,061 for Active Core Fund and $1,916,798 and $6,724,456 for Limited Duration Fund.

5. Mortgage Backed Securities

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).
         A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

                        THE EXPLORER INSTITUTIONAL TRUST

Board of Trustees                        Investment Adviser
David C. Arch
Rod Dammeyer                             Van Kampen Management Inc.
Howard J Kerr                            1 Parkview Plaza
Dennis J. McDonnell* - Chairman          P.O. Box 5555
Steven Muller                            Oakbrook Terrace, Illinois 60181-5555
Theodore A. Myers
Don G. Powell*                           Distributor
Hugo F. Sonnenschein
Wayne W. Whalen*                         Van Kampen Funds Inc.
                                         1 Parkview Plaza
Officers                                 P.O. Box 5555
                                         Oakbrook Terrace, Illinois 60181-5555
Dennis J. McDonnell*
    President                            Shareholder Servicing Agent

Ronald A. Nyberg*                        Van Kampen Investor Services Inc.
    Vice President and Secretary         P.O. Box 418256
                                         Kansas City, Missouri 64141-9256
John L. Sullivan*
    Vice President, Treasurer,           Custodian
    and Chief Financial Officer
                                         State Street Bank and Trust Company
Curtis W. Morell*                        225 Franklin Street
    Vice President and Chief
     Accounting Officer                  P.O. Box 1713
                                         Boston, Massachusetts 02105
Tanya M. Loden*
    Controller                           Legal Counsel

Peter W. Hegel*                          Skadden, Arps, Slate,
                                            Meagher & Flom (Illinois)
Michael P. Kamradt*                      333 West Wacker Drive
John M. McCareins*                       Chicago, Illinois 60606
Edward A. Treichel*
Edward C. Wood, III*                     Independent Accountants
     Vice Presidents
                                         KPMG LLP
                                         303 East Wacker Drive
                                         Chicago, Illinois 60601


*  "Interested" persons of the Fund, as defined in the Investment
   Company Act of 1940.

                        (C) Van Kampen Funds Inc., 1999
                              All Rights Reserved.
               SM denotes a service mark of Van Kampen Funds Inc.

                         Year 2000 Readiness Disclosure

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.